EXHIBIT 10.55
                                                                   -------------


                                CDKNET.COM, INC.
                        150 Broad Hollow Road, Suite 103
                               Melville, NY 11747


                                                               October 15, 2002


Target Growth Fund Ltd.
Chancery Hall
52 Reid Street
Hamilton HM 12 Bermuda

           -and-

Spiga Limited
c/o Euroba Management Limited
73 Front Street, 4th Floor
Hamilton HM 12  Bermuda

           -and-

Steven A. Horowitz, Esq.
Moritt, Hock, Hamroff & Horowitz, LLP
400 Garden City Plaza, Suite 202
Garden City, NY  11530

           Re: CDKnet.Com, Inc. Series A Convertible Preferred Stock

Gentlemen:

           You are holders of an aggregate of 1,390,000 outstanding shares ("Series A Shares') of preferred stock of CDKnet.Com, Inc. (the "Company"), having the rights and preferences set forth in that Certificate of Designation, rights and Preferences of a Series of Preferred Stock by Resolution of the Board of Directors Providing for an Issue of 1,500,000 Shares of Series A Preferred Stock, $.0001 par value, Designated as the "Series A Cumulative Convertible Preferred Stock" (the "Series A Designation"). Pursuant to the Series A Designation, you are presently entitled to $136,959 of accrued and unpaid cumulative dividends. In addition, we are presently in default in our obligation to reserve a sufficient number of common stock to cover your rights under the Series A Designation to convert Series A Shares, including accrued and unpaid dividends, into shares of common stock.

           You have asserted that such failures in the past have caused you severe financial damage. The following, if accepted by you, shall constitute our agreement whereby you agree to waive all claims you may have against the Company.

Target Growth Fund Ltd.
Spiga Limited
Steven Horowitz, Esq.
October 15, 2002
Page 2 of 3


           We agree as follows:

           1. The Series A Designation will be amended and restated by the filing of an amended and restated Series A Designation substantially in the form annexed hereto as Exhibit A. Such amendment will, among other things, increase the number of shares designated as Series A Preferred Stock from 1,500,000 to 2,250,000, eliminate cumulative dividends going forward, set a fixed conversion rate of 100 shares of common stock for each share of Series A Shares (subject to adjustment), and grant the Series A Shares dividend and voting rights on an "as if converted" basis.

           2. We hereby, in full satisfaction of the dividend arrearage set forth above, will issue to you, pro rata in accordance with your holdings, 136,959 additional shares of Series A Preferred Stock.

           3. We hereby waive all limitations placed upon you as a result of the letter agreements, severally dated limiting the conversion of the Series A Shares to 4.9% of the outstanding common stock of the Company. In so doing you acknowledge that you are solely responsible for complying with the requirements of Section 3(d) and Section 16 of the Securities Exchange Act of 1934, as amended and the rules thereunder.

           4. Your execution hereof shall be sufficient written consent to the amendment of the Series A Designation under the General Corporation Law of the State of Delaware.

           5. The assignment set forth herein and the waiver set forth in
Section 3 of this letter shall be effective upon your acceptance of this letter agreement and the filing of the amended and restated Series A Designation.

           6. This agreement may be executed in one or more counterparts, which together shall be deemed one instrument.

           Please indicate your acceptance of the above by signing and returning a copy of this letter.


                                                  Very truly yours,

                                                  CDKNET.COM, INC.


                                                  By: /s/ Andrew J. Schenker
                                                     ---------------------------
                                                     Andrew J. Schenker, COO


                            [ACCEPTANCE PAGE FOLLOWS]

Target Growth Fund Ltd.
Spiga Limited
Steven Horowitz, Esq.
October 15, 2002
Page 3 of 3


Agreed and Accepted:                               Beneficial Interest in Shares

TARGET GROWTH FUND LTD.                                      700,000

By:  /s/ George Sandhu
    -----------------------
    Name:  George Sandhu
    Title: Authorized Signatory


SPIGA LIMITED                                                440,000

     /s/ Clive Dakin
    -----------------------
    Name:  Clive Dakin
    Title: President



/s/ Steven A. Horowitz                                       250,000
---------------------------
Steven A. Horowitz

                                                              EXHIBIT A to 10.55
                                                              ------------------

                                CDKNET.COM, INC.

          AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS, RIGHTS AND
            PREFERENCES OF A SERIES OF PREFERRED STOCK BY RESOLUTION
                   OF THE BOARD OF DIRECTORS PROVIDING FOR AN
                 ISSUE OF 2,250,000 SHARES OF SERIES A PREFERRED
                       STOCK, $.0001 PAR VALUE, DESIGNATED
            AS THE "SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK"


           I, Andrew Schenker, President, of CDKNET.COM, INC., a Delaware corporation (hereinafter called the "Corporation"), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware ("DGCL"), do hereby make this Amended and Restated Certificate of Designation under the corporate seal of the Corporation and do hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Certificate of Incorporation, the Board of Directors duly adopted the following resolutions:

           NOW, THEREFORE, BE IT RESOLVED:

           1. DESIGNATION AND NUMBER OF SHARES. The designation of a series of Preferred Stock, par value $.0001 per share to be issued authorized by this resolution shall be the Series A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock"). The number of shares of Series A Preferred Stock authorized hereby shall be 2,250,000 shares and no more except as provided herein.

           2. RANK. The Series A Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank (a) senior to any other series of Preferred Stock except as established by the Board of Directors, the terms of which shall specifically provide that such series shall rank prior to the Series A Preferred Stock (any such other securities are referred to herein collectively as the "Senior Securities"), (b) on a parity with any other series of Preferred Stock established by the Board of Directors , the terms of which shall specifically provide that such series shall rank on a parity with the Series A Preferred Stock (the Series A Preferred Stock and any such other securities are referred to herein collectively as the "Parity Securities"), and (c) prior to any other equity securities of the Corporation, including the Corporation's common stock, $.0001 par value per share (the "Common Stock") (the Common Stock and all of such equity securities of the Corporation to which the Series A Preferred Stock ranks prior are referred to herein collectively as the "Junior Securities").

           3. DIVIDENDS.

           (a) The holders of the shares of the Series A Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available for the payment of dividends, treating, for the purposes of such declaration and payment, the holder of Series A Preferred Shares as a shareholder of such number of shares of Common Stock as the shares of Series A Preferred Stock may be converted into on the dividend declaration record calculated in the manner set forth in Section 5 hereof.

           (b) Except a set forth in 3(a) above, the holders of shares of Series A Preferred Stock shall not be entitled to any other dividend or participation in the earnings of the Corporation.

           4. LIQUIDATION PREFERENCE.

           (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of shares of the Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to $1.00 for each share outstanding ("Stated Value"), plus an amount in cash equal to all accrued but unpaid dividends thereon to the date fixed for liquidation, dissolution or winding up, before any payment shall be made or any assets distributed to the holders of any of the Junior Securities, provided, however, that the holders of outstanding shares of the Series A Preferred Stock shall not be entitled to receive such liquidation payment until the liquidation payments on all outstanding shares of Senior Securities, if any, shall have been paid in full. If the assets of the Corporation are not sufficient to pay in full the liquidation payments payable to the holders of the outstanding shares of the Series A Preferred Stock or any other Parity Securities, then the holders of all such shares shall share ratably in such distribution of assets in accordance with the amount which would be payable on such distribution if the amounts to which the holders of the outstanding shares of Series A Preferred Stock and the holders of outstanding shares of such other Parity Securities are entitled were paid in full.

           (b) The liquidation payment with respect to each fractional share of the Series A Preferred Stock outstanding or accrued but unpaid shall be equal to a ratably proportionate amount of the liquidation payment with respect to each outstanding share of Series A Preferred Stock.

           (c) For the purposes of this Section 4, neither the voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or their consideration) of all or substantially all the property or assets of the Corporation or the consolidation or merger of the Corporation with one or more other corporations shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, unless such voluntary sale, conveyance, lease, exchange or transfer shall be in connection with a dissolution or winding up of the business of the Corporation.

           5. CONVERSION.

           (a) The record holder of shares of Series A Preferred Stock shall be entitled, at the option of the holder, to convert such shares into the number of fully-paid and non-assessable shares of Common Stock determined in accordance with the Conversion Formula as set forth below:

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

Number of shares issued upon conversion = Stated Value / Conversion Price

"Stated Value" = the Stated Value of the shares of Series A Preferred Stock to be converted;

"Conversion Price" = $.01

     (b) The holders of shares of Series A Preferred Stock at the close of business on a Dividend Payment Date shall be entitled to receive the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the conversion thereof or the Corporation's default in payment of the dividend due on such Dividend Payment Date. However, shares of Series A Preferred Stock surrendered for conversion during the period between the close of business on any Dividend Payment Date and the opening of business on the corresponding Dividend Payment Date must be accompanied by payment of an amount equal to the dividend payable on such shares on such Dividend Payment Date. A holder of shares of Series A Preferred Stock on a Dividend Payment Date who (or whose transferee surrenders any of such shares for conversion into shares of Common Stock on a Dividend Payment Date) will receive the dividend payable by the Corporation on such shares of Series A Preferred Stock on such date, and the converting holder need not include payment in the amount of such dividend upon surrender of shares of Series A Preferred Stock for conversion. Except as provided above, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on converted shares or for dividends on the shares of Common Stock issued upon such conversion.

           (c)       (i)       In order to exercise the conversion privilege,
                               the holders of each share of Series A Preferred
                               Stock to be converted shall surrender the certificate representing such share at the office of the transfer agent for the Series A Preferred
                               Stock, appointed for such purpose by the Corporation, with the Notice of Election to Convert on the back of said certificate completed and signed. Unless the shares of Common Stock issuable on conversion are to be issued in the same name in which such share of Series A
                               Preferred stock is registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder or such holder's duly authorized attorney and an amount sufficient to pay any transfer or similar tax.

                     (ii) Within three business days after the surrender of the certificates for shares of Series A Preferred Stock as aforesaid, the Corporation shall issue and shall deliver at such office to such holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such shares in accordance with the provisions of this
                               Section 5, and any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in subsection (d) of this Section 5.

                     (iii) Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for shares of Series A Preferred Stock shall have been surrendered and such notice received by the Corporation as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date, unless the stock transfer books of the Corporation shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, and such notice received by the Corporation. All shares of Common Stock delivered upon conversion of the Series A Preferred Stock delivered upon conversion of the Series A Preferred Stock will upon delivery by duly and validly issued and fully paid and non-assessable, free of all liens and charges and not subject to any preemptive rights.

           (d) In connection with the conversion of any shares of Series A Preferred Stock, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Current Market Price per share of Common Stock on the trading day on which such shares of Series A Preferred Stock are deemed to have been converted. If more than one share of Series A Preferred Stock shall be surrendered for conversion by the same holder at the same time, the number of full shares of Common Stock issuable on conversion thereof shall be computed on the basis of the total number of shares of Series A Preferred Stock so surrendered.

           For purposes of this Designation, "Current Market Price" of the Common Stock means:

                     (i) If traded on a securities exchange, the closing price of the Common Stock on such exchange;

                     (ii) If traded over the counter, the high closing bid price reported by Bloomberg from the NASDAQ OTC Bulletin Board; or

                     (iii) In all other events, the market price determined by the Board of Directors of the Corporation in good faith.

           6. ADJUSTMENT IN CONVERSION PRICE.

           The Conversion Price shall be adjusted from time to time as follows:

           (a) In case the Corporation shall (i) pay a dividend or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, (iv) make a distribution on its Common Stock in shares of its capital stock other than Common Stock, or (v) issue by reclassification of its Common Stock other securities of the Corporation, the Conversion Price then in effect immediately prior thereto shall be adjusted so that the holder shall be entitled to receive the kind and number of shares of Common Stock and other securities of the Corporation which it would have owned or would have been entitled to receive after the happening of any of the events described above, had such share of Series A Preferred Stock been converted immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

           (b) In case the Corporation shall issue rights, options, warrants or convertible securities to all holders of its Common stock, without any charge to such holders, entitling them to subscribe for or to purchase shares of Common Stock at a price per share which is lower at the record date mentioned below than the then current Conversion Price, the Conversion Price thereafter shall be determined by multiplying the then current Conversion Price by a fraction (but in no event greater than 1), of which the denominator shall be (i) the number of shares of the common stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible securities plus (ii) the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be (x) the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible securities plus (y) the number of shares which the aggregate offering price of the total number of shares offered would convert at the higher of the then Current Market Price, or then current Conversion Price. Such adjustment shall be made whenever such rights, options, warrants or convertible securities are issued, and shall become effective immediately and retroactively after the record date for the determination of stockholders entitled to receive such rights, options, warrants or convertible securities.

           (c) In case the Corporation shall distribute to all holders of its shares of Common Stock (i) debt securities or other evidences of its indebtedness which are not convertible into Common Stock or (ii) assets (excluding cash dividends or distributions out of earnings), then the Conversion Price shall be determined by dividing the then current Conversion Price by a fraction, of which the numerator shall be the higher of the then Current Market Price, or the Conversion Price on the date of such distribution, and of which the denominator shall be such Current Market Price, or such Conversion Price on such date minus the then fair value of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution. The fair value of such assets shall be determined in good faith by the Board of Directors of the Corporation.

           (d) To the extent not covered by paragraphs (b) or (c) hereof, in case the Corporation shall sell or issue shares of Common Stock, or rights, options, warrants or convertible securities containing the right to subscribe for or purchase shares of Common Stock, at a price per share (determined, in the case of such rights, options, warrants or convertible securities, by dividing
(i)
the total amount received or receivable by the Corporation in consideration of the sale or issuance of such rights, options, warrants or convertible securities, plus the total consideration payable to the Corporation upon exercise or conversion thereof, by (ii) the total number of shares covered by such rights, options, warrants or convertible securities) lower than the Conversion Price in effect immediately prior to such sale or issuance, then the Conversion Price shall be reduced to a price (calculated to the nearest cent) determined by dividing (I) an amount equal to the Conversion Price multiplied by the sum of (A) the number of shares of Common stock outstanding immediately prior to such sale or issuance plus (B) the number of shares which could have been purchased at the Conversion Price with the consideration received by the Corporation upon such sale or issuance by (II) the total number of shares of Common Stock outstanding immediately after such sale or issuance. For the purposes of such adjustments, the shares of Common Stock, which the holders of any such rights, options, warrants or convertible securities shall be entitled to subscribe for or purchase, shall be deemed issued and outstanding as of the date of such sale or issuance and the consideration received by the Corporation therefor shall be deemed to be the consideration received by the Corporation for such rights, options, warrants or convertible securities, plus the consideration or premiums stated in such rights, options, warrants or convertible securities to be paid for the shares of Common Stock covered thereby. In case the Corporation shall sell or issue shares of Common Stock, or rights, options, warrants or convertible securities containing the right to subscribe or purchase shares of Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share" of shares of Common Stock, any underwriting discounts or commissions shall not be deducted from the price received by the Corporation for sales of securities registered under the Act.

           (e) No adjustment in the Conversion Price shall be required in the following events:

                     (i) If the amount of such adjustment would be less than $.001 per share; provided, however, that any adjustment which by reason of this paragraph
                               (e)(i) is not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment; or

                     (ii) The issuance of options under the Corporation's existing stock option plans and future stock option plans approved by the Corporation's shareholders; or

                     (iii) Securities issuable upon the exercise of options and warrants outstanding on February 3, 1999.

           (f) When the number of shares of Common Stock or the Conversion Price is adjusted as herein provided, the Corporation shall cause to be promptly mailed to the Holder by first class mail, postage prepaid, notice of such adjustment or adjustments and a certificate of a firm of independent public accountants selected by the Board of Directors of the Corporation (who may be the regular accountants employed by the Corporation) setting forth the number of shares of Common Stock and the Conversion Price after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

           (g) For the purpose of this Section 6, the following shall apply:

                     (i) The term "Common Stock" shall mean (A) the class of stock designated as the Common Stock of the Corporation at the date of this Designation or
                               (B) any other class of stock resulting from successive changes or reclassification of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this Section 6, the Holder shall become entitled to receive any securities upon conversion of the Corporation other than shares of Common Stock thereafter the number of such other securities and the Conversion Price of such securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this
                               Section 6.

                     (ii) If the Common Stock is traded on a securities exchange or over the counter, the "Current Market Price" for purposes of this Section 6 shall mean the average of the Current Market Prices for the five consecutive trading days immediately prior to the date of the event which necessitates an adjustment to the Conversion Price.

           (h) Upon the expiration of any unexercised rights, options, warrants or conversion privileges, the Conversion Price shall be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of
(i) the fact that the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion rights and (ii) the fact that such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise plus the consideration, if any, actually received by the Corporation for the issuance, sale or grant of all such rights, options, warrants or conversion rights whether or not exercised; provided. however, that no such readjustment shall have the effect of increasing the Conversion Price by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion privileges.

           (i) In the case of any consolidation of the Corporation with or merger of the Corporation into another corporation or in the case of any sale or conveyance to another corporation of all or substantially all of the property, assets or business of the Corporation, the Corporation or such successor or purchasing Corporation, as the case may be, shall provide that the Holder shall have the right thereafter upon payment of the Conversion Price in effect immediately prior to such action to purchase upon conversion of the Debenture the kind and amount of shares and other securities and property which the Holder would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had the Debenture been converted immediately prior to such action. such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The provisions of this paragraph (i) shall similarly apply to successive consolidations, mergers, sales or conveyances.

           (j) The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purposes of effecting conversions of the Series A Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of Series A Preferred Stock not theretofore converted. For purposes of this subsection (j), the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding shares of Series A Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single holder.

           7. VOTING RIGHTS. In addition to any voting rights provided by law, the holders of shares of Series A Preferred Stock shall have the following voting rights:

           (a) Subject to Section 213 of the Delaware General Corporation Law, each holder of Series A Preferred Stock shall be entitled to cast, at any annual, special or regular meeting or take such action by consent as many votes as such holder would have been able to cast if the holder had converted all of its shares of Series A Preferred Stock into shares of Common Stock, in accordance with Section 5 hereof, on the record date set for such action, and the outstanding shares of Common Stock and the Series A Preferred Stock, shall, for purposes of such action, vote as a single class.

           (b) The affirmative vote of the holders of at least a majority of the outstanding shares of Series A Preferred Stock, voting separately as a single series, in person or by proxy, at a special or annual meeting of shareholders called for the purpose, shall be necessary alter, amend or repeal any of the provisions of this Designation or take any other corporate action, which in any manner would alter, change or otherwise adversely affect in any way the powers, preferences or rights of the Series A Preferred Stock.

           (c)       (i)       The rights of holders of shares of Series A
                               Preferred Stock to take any actions as provided in this Section 7 may be exercised, subject to the DGCL at any annual meeting of shareholders or at a special meeting of shareholders held for such purpose as hereinafter provided or at any adjournment or postponement thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of the minimum number of shares required to take such action.

                               So long as such right to vote continues (and unless such right has been exercised by written consent of the minimum number of shares required to take such action), the Chairman of the Board of the Corporation may call, and upon the written request of holders of record of 20% of the outstanding shares of Series A Preferred Stock, addressed to the Secretary of the Corporation at the principal office of the Corporation, shall call, a special meeting of the holders of shares entitled to vote as provided herein. The

                               Corporation shall use its best efforts to hold such meeting within twenty, but in any event not later than sixty, days after delivery of such request to the Secretary of the Corporation, at the place and upon the notice provided by law and in the By-laws of the Corporation for the holding of meetings of shareholders.

                     (ii) At each meeting of shareholders at which the holders of shares of Series A Preferred Stock shall have the right, voting separately as a single series, to vote as provided in this
                               Section 7 or to take any action, the presence in person or by proxy of the holders of record of one-half of the total number of shares of Series A Preferred Stock then outstanding and entitled to vote on the matter shall be necessary and sufficient to constitute a quorum. At any such meeting or at any adjournment or postponement thereof:

                               (A) the absence of a quorum of the holders of shares of Series A Preferred Stock shall not prevent the election of directors and the absence of a quorum of the holders of shares of any other class or series of capital stock shall not prevent the taking of any action as provided in this Section 7; and

                               (B)        in the absence of a quorum of the
                                          holders of shares of Series A
                                          Preferred Stock, holders of a majority
                                          of such shares present in person or by
                                          proxy shall have the power to adjourn
                                          the meeting as to the actions to be
                                          taken by the holders of shares of
                                          Series A Preferred Stock from time to
                                          time and place to place without notice
                                          other than announcement at the meeting
                                          until a quorum shall be present.

                               For the taking of any action as provided in this
                               Section 7(b) by the holders of shares of Series A Preferred Stock each such holder shall have one vote for each share of Series A Preferred Stock standing in his name on the transfer books of the Corporation as of any record date fixed for such purpose or, if no such date be fixed, at the close of business on the business day next preceding the day on which notice is given, or if notice is waived, at the close of business on the Business Day next preceding the day on which the meeting is held.

           (d) In exercising the voting rights set forth in Sub-sections (c) above of this Section 7, each share of Series A Preferred Stock shall have one vote per share.

           8. AMENDMENT OF RESOLUTION. The Board of Directors of the Corporation reserves the right by subsequent amendment of this resolution from time to time to decrease the number of shares which constitute the Series A Preferred Stock (but not below the number of shares thereof then outstanding) and in other respects to amend this resolution within the limitations provided by law, this resolution and the Certificate of Incorporation of the Corporation, as amended.

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


           IN WITNESS WHEREOF, CDKNET.COM, INC. has caused this certificate to be signed by its President and attested by its Secretary this ____ day of October, 2002.


                                             CDKNET.COM, INC.



                                             By:___________________________
                                                 Andrew Schenker , President

ATTEST:


____________________________
James W. Zimbler,  Secretary















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